UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 27, 2004


                       TANGER FACTORY OUTLET CENTERS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



         North Carolina                  1-11986                56-1815473
  ----------------------------   ------------------------  --------------------
(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
    of Incorporation)                                        Identification
                                                                 Number)


             3200 Northline Avenue, Greensboro, North Carolina 27408
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (336) 292-3010
                       -----------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
                           --------------------------
          (former name or former address, if changed since last report)

Item 9.       Regulation FD Disclosure.

     On July 27, 2004, Tanger Factory Outlet Centers, Inc. (the "Company") made publicly available certain supplemental operating and financial information for the quarter ended June 30, 2004. This supplemental operating and financial information is attached to this current report as exhibit 99.1.

Item 12.      Disclosure of Results of Operations and Financial Condition.

     On July 27, 2004, the Company issued a press release announcing its results of operations and financial condition as of and for the quarter ended June 30, 2004. This information is attached to this current report as exhibit 99.2.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 27, 2004

                          TANGER FACTORY OUTLET CENTERS, INC.

                          By:  /s/ Frank C. Marchisello, Jr.
                               -----------------------------
                               Frank C. Marchisello, Jr.
                               Executive Vice President, Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.

99.1 Supplemental operating and financial information of the Company as of and for the quarter ended June 30, 2004.

99.2 Press release announcing the results of operations and financial condition as of and for the quarter ended June 30, 2004.